EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 14, 1997 incorporated by reference in Coda Music Technology, Inc.'s Form 10-KSB for the year ended December 31, 1996 and to all references to our firm included in this registration statement.



                                             /s/ ARTHUR ANDERSEN LLP
                                             ARTHUR ANDERSEN LLP




Minneapolis, Minnesota
July 14, 1997